UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

PRAXAIR, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11037	06-124-9050
(State or Other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 RIVERVIEW DRIVE, DANBURY, CT		06810
(Address of principal executive offices)		(Zip Code)

(203) 837-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.04.	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On August 31, 2018, in connection with the proposed business combination of Praxair, Inc. (“Praxair”) with Linde AG (the “Transaction”), Praxair received a notice required by Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974, as amended (“ERISA”) regarding a potential blackout period under the Praxair Retirement Savings Plan (the “Plan”). The closing of the Transaction is subject to regulatory approval and the completion of other prerequisites. Should the Transaction close, a blackout period may be necessary to ensure that all transactions in Praxair common stock (“Praxair Stock”) in the Praxair Stock Fund under the Plan are fully completed before the effective time of the Transaction and the Plan administrator can process the exchange of Praxair Stock for Linde plc ordinary shares. ERISA requires a blackout notice to be sent to plan participants under tax-qualified individual account plans (like the Plan) at least 30 days, but not more than 60 days, in advance of the potential blackout period. Given these timing requirements, the ERISA blackout notice may be required to be given before consummation of a proposed transaction is certain.

Participants in the Plan have been advised that there may be a blackout period during which participants will be unable to direct or diversify investments in their individual accounts or obtain loans or distributions from the Plan. Whether the closing of the Transaction will occur, and if it does, whether a blackout period under the Plan will occur, as well as the exact beginning and ending dates of any such blackout period, cannot be determined at this time. If the Transaction is consummated, a blackout period for the Plan is expected to begin two business days prior to the closing of the Transaction and remain in effect for up to five business days following the closing. If the closing of the Transaction were to occur on October 24, 2018, such blackout period, if any, would be expected to begin during the week of October 22, 2018, and would be expected to end during the week of October 29, 2018.

On September 7, 2018, Praxair sent a separate notice to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR, which generally prohibits directors and executive officers of an issuer from engaging in transactions involving the issuer’s equity securities acquired in connection with their service or employment as a director or executive officer during any Plan blackout period. The notice informed Praxair’s directors and executive officers of a potential blackout period under the Plan and certain trading prohibitions that they will be subject to during any such blackout period.

Inquiries concerning the notice or the blackout period, including the beginning and ending dates of the trading restrictions, may be directed without charge to:

Praxair, Inc.

10 Riverview Drive

Danbury, CT 06810

Attn: Assistant General Counsel and Assistant Corporate Secretary

Telephone Number: (203) 837-2264

A copy of the notice to directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 5.04.

Forward-looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s reasonable expectations and assumptions as of the date the statements are made but involve risks and uncertainties. These risks and uncertainties include, without limitation: the expected timing and likelihood of the completion of the contemplated business combination with Linde AG, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals that could reduce anticipated benefits or cause the parties to abandon the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the ability to successfully complete the proposed business combination, regulatory or other limitations imposed as a result of the proposed business combination; the success of the business following the proposed business combination; the ability to successfully integrate the Praxair and Linde businesses; the risk that the combined company may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the performance of stock markets generally; developments in worldwide and national economies and other international events and circumstances; changes in foreign currencies and in interest rates; the cost and availability of electric power, natural gas and other raw materials; the ability to achieve price increases to offset cost increases; catastrophic events including natural disasters, epidemics and acts of war and terrorism; the ability to attract, hire, and retain qualified personnel; the impact of changes in financial accounting standards; the impact of changes in pension plan liabilities; the impact of tax, environmental, healthcare and other legislation and government regulation in jurisdictions in which the company operates, including the impact of the U.S. Tax Cuts and Jobs Act of 2017; the cost and outcomes of investigations, litigation and regulatory proceedings; the impact of potential unusual or non-recurring items; continued timely development and market acceptance of new products and applications; the impact of competitive products and pricing; future financial and operating performance of major customers and industries served; the impact of information technology system failures, network disruptions and breaches in data security; and the effectiveness and speed of integrating new acquisitions into the business. These risks and uncertainties may cause actual future results or circumstances to differ materially from the GAAP or adjusted projections or estimates contained in the forward-looking statements.

Praxair assumes no obligation to update or provide revisions to any forward-looking statement in response to changing circumstances. The above listed risks and uncertainties are further described in Item 1A (Risk Factors) in Praxair’s latest Annual Report on Form 10-K filed with the SEC and in the proxy statement/prospectus included in the Registration Statement on Form S-4 (which Registration Statement was declared effective on August 14, 2017) filed by Linde plc with the SEC which should be reviewed carefully. Please consider Praxair’s forward-looking statements in light of those risks.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Important Notice to Directors and Executive Officers of Praxair, Inc. Regarding Blackout Period and Regulation BTR Trading Restrictions, dated September 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXAIR, INC. Registrant

Date: September 7, 2018	By:	/s/ Guillermo Bichara
Guillermo Bichara
Vice President, General Counsel & Corporate Secretary